Acquisitions	9 Months Ended
Sep. 30, 2016
Centennial Resource Production, LLC (Centennial OpCo)
Acquisitions

Note 4—Acquisitions

In June 2016, the Predecessor completed the acquisition of unproved and proved properties in the Delaware Basin. Total cash consideration paid by the Predecessor was $33.0 million, including usual and customary post-closing adjustments. The Predecessor determined that the acquisition met the criteria for a business combination under FASB Accounting Standard Codification (“ASC”) Topic 805, Business Combinations. The Predecessor allocated the final purchase price to the acquired assets and liabilities based on fair value as of the respective acquisition dates, as summarized in the table below. Refer to Note 7—Fair Value Measurements for additional discussion on the valuation techniques used in determining the fair value of the acquired properties.

September 30, 2016
(in thousands)
Cash consideration	$32,979
Fair value of assets and liabilities acquired:
Proved oil and natural gas properties	15,374
Unproved oil and natural gas properties	18,071
Total fair value of oil and natural gas properties acquired	33,445
Revenue Suspense	(400)
Asset retirement obligation	(66)
Total fair value of net assets acquired	$32,979